Exhibit 10.52

NOTE MODIFICATION AGREEMENT

THIS NOTE MODIFICATION AGREEMENT (this “Agreement”) is made and entered into as of February 4, 2022, to be effective as of March 1, 2022, by and between, MJ HOLDINGS, INC., a Nevada Domestic Corporation (the “Maker”), and FR HOLDING, LLC, a Wyoming Limited Liability Company (the “Holder”). Maker and Holder are collectively referred to hereinafter as “Parties” in the plural and “Party” in the singular.

WITNESSETH:

WHEREAS, the Maker entered into a certain Note Secured by Deed of Trust (“Secured Note”) (attached hereto as Exhibit “A”) with Holder on January 17, 2018, for the sum of Seven-Hundred and Fifty-Thousand Dollars ($750,000.00) with an annual interest rate of Five Percent (5%) and monthly installment payments of Three-Thousand One Hundred Twenty-Five Dollars ($3,125.00) with a “Balloon” payment Maturity Date of January 31, 2022, at which time the entire remaining balance would become due. Said Secured Note is secured by a Deed of Trust with Assignment of Rents (“Deed of Trust”) dated January 17, 2018, and recorded on February 22, 2019 with the Nye County Recorder, Nye County, Nevada, instrument #907282 (attached hereto as Exhibit “B”).

WHEREAS, the Secured Note was entered into by Maker to facilitate the acquisition of the entity Farm Road, LLC d/b/a Amargosa Valley Pine Growers, A Wyoming Limited Liability Company by Maker through a Membership Interest Purchase and Sale Agreement (“purchase agreement”), which included two-hundred and sixty (260) acres of land in Nye County, Nevada, comprised of a one hundred (100) acre parcel of land described as: APN: 019-181-02 (parcel running adjacent to Anvil Road, Hwy 373) and four (4) contiguous Forty (40) acre parcels of land described as: APN’s: 019-751-04/05/06/07 (southwest of the 100 acre parcel described above) (“subject property”). Also included in the purchase and secured by this Secured Note and Trust Deed #907282, are 204-acre feet of permitted water rights.

WHEREAS, the Secured Note had an additional provision requiring the assessment of a Five-Hundred Thousand Dollars ($500,000.00) “consulting fee” subject to specific conditions in the secured note if the Maker (buyer) did not utilize the subject property sufficiently per the purchase agreement terms or failed to generate sufficient revenues per the obligations stated therein. The consulting fee provision, if assessed, would increase the balance on the Secured Note to One-Million Two-Hundred Fifty-Thousand Dollars ($1,250,000.00) minus any principle paid down prior to this assessment.

WHEREAS, the Parties agree that the maturity date of the Secured Note being January 31, 2022, has passed and that the balance of the note is now due (currently Seven-Hundred and Fifty-Thousand Dollars ($750,000.00), and the parties also agree that the conditions in the secured note requiring the assessment of the additional Five-Hundred Thousand Dollars ($500,000.00) consulting fee was triggered bringing the total amount owed by Maker under the terms of the Secured Note to One-Million Two-Hundred Fifty-Thousand Dollars ($1,250,000.00).

WHEREAS, it is agreed that it is in the best interest of both parties to modify the terms of the Secured Note.

NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree to modify the terms of the Secured Note as follows:

1.	Defined Terms. All capitalized terms used herein not otherwise expressly defined herein shall have the same respective meanings given to such terms in the original Note Secured by Deed of Trust.

2.	Acknowledgements by Maker. Issuer hereby acknowledges and agrees that (i) as of the close of business on the date hereof, the outstanding balance of the Loan is equal to a principal amount of One-Million Two-Hundred Fifty-Thousand Dollars ($1,250,000.00) plus accrued and unpaid interest of $7,342.88, and (ii) all Obligations of Maker to the Holder are secured a Deed of Trust with Assignment of Rents (“Deed of Trust”) dated January 17, 2018, and recorded on February 22, 2019 with the Nye County Recorder, Nye County, Nevada, instrument #907282.

3.	Modified Terms: Effective upon satisfaction of the conditions set forth in paragraph 3(a) below, and in reliance upon the representations, warranties, agreements and covenants of the Maker set forth herein the following terms shall be modified from the original Secured Note as follows:

a.	Maker shall pay Holder a Three-Hundred and Fifty-Seven Three Hundred Forty-Two and Eighty-Eight Cents Thousand Dollars ($357,342.88.00) lump sum payment within 5 days of the execution of this Note Modification Agreement.

b.	The new balance owed by Maker to Holder under the terms of the Secured Note shall be Nine-Hundred Thousand Dollars ($900,000.00).

c.	The interest rate on the note shall be seven percent (7%) annual interest.

d.	The payments shall be calculated under a twenty (20) year amortization with a balloon payment in three (3) years on February 1, 2025 as follows:

i.	Monthly Payments shall be Six-Thousand Nine-Hundred and Seventy-Seven Dollars and Sixty-Nine Cents ($6,977.69) to commence on March 1st, 2022.

ii.	Late payment fee. If any monthly payment is more than 10 days late, there will be a 10% late fee charged and added to the balance due.

iii.	If Maker pays the minimum payments required under the terms of the modified Secured Note, the final balloon payment shall due on February 1, 2025 in the amount of Eight-Hundred Thirty-Seven Thousand Nine-Hundred and Ninety Dollars and Eighty-Four Cents ($837,990.84).

e.	There shall be no pre-payment penalty.

4.	Effectiveness. The modification provided in paragraph 3 immediately preceding this paragraph 4 shall be effective as of the date of execution and upon satisfaction of paragraph 3(a) by Maker completing the lump sum payment of Three-Hundred and Fifty-Seven Three Hundred Forty-Two and Eighty-Eight Cents Thousand Dollars ($357,342.88.00)

5.	Reaffirmation of Transaction Documents. The Maker hereby represents and warrants that the facts set forth in the recitals to this Agreement are true and correct, and hereby restates, ratifies, and reaffirms each and every term, condition, representation and warranty heretofore made by it under or in connection with the execution and delivery of the original Note Secured by Deed of Trust and Deed of Trust with Assignment of Rents and each other security agreement and other agreements, document and instrument executed and delivered by the Maker from time to time in connection therewith, as fully as though such representations and warranties had been made on the date hereof and with specific reference to this Agreement, and the Maker hereby further acknowledges and agrees that the Original Promissory Note and the related Security Agreement and other agreements, documents and instruments, and all terms, conditions, covenants, agreements and other provisions thereof remain in full force and effect as originally written, without waiver or modification and are hereby ratified and confirmed, and shall continue to constitute the legal, valid and binding and enforceable obligation of the Maker to the Holder.

6.	No Event of Default; No Offset, Counterclaim. To induce the Holder to enter into this Agreement, the Maker hereby (a) represents and warrants that, as of the date hereof and after giving effect to the terms hereof, there exists no Event of Default under the original Note Secured by Deed of Trust; (b) acknowledges and agrees that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of the Maker against the Holder exists arising out of or with respect to any of the documents entered into between the Parties, the related guaranties, agreements, documents and instruments, the obligations of the Maker thereunder, or with respect to the administration or funding of the Loan, or under any other facts or circumstances whatsoever;and (c) releases, acquits, remises and forever discharges the Holder and his affiliates and all of their past, present and future officers, directors, employees, agents, attorneys, representatives, successors and assigns from any and all claims, demands, actions and causes of action, whether at law or in equity, whether now accrued or hereafter maturing, and whether known or unknown, which the Maker now or hereafter may have by reason of any manner, cause or things to and including the date of this Agreement with respect to matters arising out of or with respect to this Agreement, agreements between the Parties, documents and instruments, the obligations of the Maker thereunder, or any other arrangement or relationship between the Holder and the Maker.

7.	Miscellaneous. The Maker agrees to take such further action as the Holder shall request in connection herewith to evidence the agreements herein contained.

This Agreement may be executed in any number of counterparts and by different patties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Nevada, other than its laws respecting choice of law. The original Note Secured by Deed of Trust and Deed of Trust with Assignment of Rents shall be and remain in full force and effect, and shall constitute the legal, valid, binding and enforceable obligations of the Maker to the Holder.

8.	No Amendment or Waiver. The Maker acknowledges that (a) the Holder has not agreed to (and has no obligation whatsoever to discuss, negotiate or agree to any further restructuring, modification, amendment, waiver or forbearance with respect to this Agreement or the obligations of the Maker thereunder or relating thereto, (b) no understanding with respect to any restructuring, modification, amendment, waiver or forbearance with respect to the original Note Secured by Deed of Trust and Deed of Trust with Assignment of Rents or the obligations of the Maker thereunder or relating thereto shall constitute a legally binding agreement or contract, or have any force or effect whatsoever, unless and until reduced to writing and signed by authorized representatives of each party hereto, and (c) the execution and delivery of this Agreement has not established any course of dealing between the parties hereto or created any obligation or agreement of the Holder with respect to any future restructuring, modification, amendment, waiver or forbearance with respect to the original Note Secured by Deed of Trust or the obligations of the Maker thereunder or relating thereto.

IN WITNESS WHEREOF, Maker and Holder have caused their duly authorized officers or individually to set their hands and seals as of the day and year first above written.

Entered into this 4th day of February 2022.

MJ Holdings, Inc.		FR Holding, LLC,

BY:		BY:
	Roger Bloss,		Stephen P. Pingree
Its:	Chief Executive Officer	Its:	Managing Member

DO NOT DESTROY THIS NOTE: When paid, this Note with Deed of Trust securing same must be surrendered to Trustee for cancellation before reconveyance will be made.

NOTE SECURED BY DEED OF TRUST

ESCROW NO.: **42042738**

$750,000.00

Las Vegas, Nevada, Dated: January 17, 2018

For value received, the undersigned promises to pay to FR HOLDING, LLC, a Wyoming limited liability company, its heirs and assigns, the sum of Seven Hundred Fifty Thousand Dollars, ($750,000.00), with interest from the 17th day of January, 201 until paid at the rate of Five percent (5%) per annum, payable in regular monthly installments of Three Thousand One Hundred Twenty Five Dollars and 00/100, ($3,125.00), OR MORE, on or before the same day of each month beginning on the 1st day of February 20119 and continuing on the same day of each month thereafter until the 31st day of January, 2022 at which time the entire sum of principal and any accrued interest thereon shall be due and payable.

As an additional term hereof and fully incorporated herein MJ HOLDINGS, INC. shall cause to be paid to FR HOLDING, LLC, its heirs and assigns a consulting fee in an amount equal to Five percent (5%) of the gross proceeds from any agricultural or other use of the property conveyed to MJ HOLDINGS, INC. pursuant to the duly executed Membership Interest Purchase Agreement by and between FARM ROAD, LLC and MJ HOLDINGS, INC. up to a maximum aggregate amount of Five Hundred Thousand ($500,000.00) dollars payable to FR HOLDING, LLC within two years of the date hereof. In the event that MJ HOLDINGS, INC. or any of its subsidiaries or assigns elects not utilize the land for any purpose whatsoever or shall fail to generate sufficient revenues therefrom to fulfill the obligations herein then MJ HOLDINGS shall cause to be paid to FR HOLDING, LLC the sum of Five Hundred Thousand ($500,000.00) as liquidated damages minus any sums previously paid hereunder.

Should default be made in payment of any principal or interest or in the performance of any obligation contained in the Deed of Trust by which this Note is secured, the whole sum of principal and interest shall become immediately due at the option of the holder hereof. Principal and interest payable in lawful money of the United States. Checks constitute payment only when collected. If any legal proceeding is commenced arising out of or relating to this Note or the Deed of Trust, the prevailing party shall be entitled to recover from the other party such sums as the court or other fact finder may adjudge to be reasonable attorney's fees in the proceeding, in addition to costs and expenses allowed by law. This Note is secured by a DEED OF TRUST, of even date herewith.

If any installment is not received by Payee or Payee's designated servicing agent within 5 days following the scheduled due date, a late charge of 5% of the payment amount shall be assessed. The late charge shall be payable in addition to and at the same time as the regularly scheduled installment.

Payor under promissory note reserves the right to prepay the note at any time, either in whole or in part, without penalty.

MJ Holdings, Inc., a Nevada corporation

Paris Balaouras, Chief Executive Officer

DO NOT DESTROY THIS NOTE

APNS
019-751-004, 019-751-005
019-751-006 + 019-751-007
APN 019-181-02 and
AND WHEN RECORDED MAIL TO:
FR Holding, LLC
c/o Stephen P. Pingree, Attorney at Law
P.O. Box 161119
Honolulu, HI 96816

MAIL TAX STATEMENT TO:
MJ Holdings, Inc., a Nevada corporation
1300 S. Jones Blvd
Las Vegas, NV 89107

Escrow No. **42042738 MS6**

DOC #907282
Official Records Nye County NV
Deborah Beatty - Recorder
02/22/2019 01:03:28 PM
Requested By: FNTG NCS (LAS VEGAS)
Recorded By: MJ RPTT:$0
Recording Fee: $35.00
Non Conformity Fee: $
Page 1 of 7

SPACE ABOVE FOR RECORDER'S USE

DEED OF TRUST WITH ASSIGNMENT OF RENTS

THIS DEED OF TRUST, made this 17th day of January, 2019, between MJ Holdings, Inc., a Nevada corporation, TRUSTOR, whose address is 1300 S. Jones Blvd., Las Vegas, NV 89107, Fidelity National Title Group, TRUSTEE and FR Holding, LLC, a Wyoming limited liability company, BENEFICIARY, whose address is P.O. Box 161119, Honolulu, HI 96816, WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the County of Nye, State of NEVADA described as:

SEE EXHIBIT "A" ATTACHED HERETO AND BY REFERENCE MADE A PART HEREOF

Together with the rents, issues and profits thereof, subject, however, to the right, power and authority herein after given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the purpose of securing (1) payment of the sum of $750,000.00 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and all extensions or renewals thereof; and (2) the performance of each agreement of Trustor incorporated herein by reference or contained herein; (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or to his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious Deed of Trust recorded in the office of each County Recorder in the State of Nevada on January 30, 1968, in the book and at the page thereof, or under the document or file number, noted below opposite the name of such county: namely:

COUNTY	BOOK	PAGE	DOC. NO.	COUNTY	BOOK	PAGE	DOC. NO.
Churchill	39 Mortgages	363	115384	Lincoln			45902
Clark	850 Off. Rec.		682747	Lyon	37 Off. Rec.	341	100661
Douglas	57 Off. Rec.	115	40050	Mineral	11 Off. Rec.	129	89073
Elko	92 Off. Rec.	652	35747	Nye	105 Off. Rec.	107	04823
Esmeralda	3-X Deeds	195	35922	Ormsby	72 Off. Rec.	249	32867
Eureka	22 Off. Rec.	138	45941	Pershing	11 Off. Rec.	249	66107
Humboldt	28 Off. Rec.	124	131075	Storey	"S" Mortgages	206	31506
Lander	24 Off. Rec.	168	50782	Washoe	300 Off. Rec.	517	107192
				White Pine	295 R.E. Records	258	

This instrument is delivered to the Recorder's Office as an accommodation for physical convenience only. It has not been examined as to its validity, execution, or its effect upon title, if any.

APNS
019-751-004, 019-751-005
019-751-006 + 019-751-007
APN 019-181-02 and
AND WHEN RECORDED MAIL TO:
FR Holding, LLC
c/o Stephen P. Pingree, Attorney at Law
P.O. Box 161119
Honolulu, HI 96816

MAIL TAX STATEMENT TO:
MJ Holdings, Inc., a Nevada corporation
1300 S. Jones Blvd
Las Vegas, NV 89107

Escrow No. **42042738 MS6**

E-RECORDED simplifile

ID: ______
County: ______
Date: ______ Time: ______

SPACE ABOVE FOR RECORDER'S USE

DEED OF TRUST WITH ASSIGNMENT OF RENTS

THIS DEED OF TRUST, made this 17th day of January, 2019, between MJ Holdings, Inc., a Nevada corporation, TRUSTOR, whose address is 1300 S. Jones Blvd., Las Vegas, NV 89107, Fidelity National Title Group, TRUSTEE and FR Holding, LLC, a Wyoming limited liability company, BENEFICIARY, whose address is P.O. Box 161119, Honolulu, HI 96816, WITNESSETH: That Trustor grants to Trustee in trust, with power of sale, that property in the County of Nye, State of NEVADA described as:

SEE EXHIBIT "A" ATTACHED HERETO AND BY REFERENCE MADE A PART HEREOF

Together with the rents, issues and profits thereof, subject, however, to the right, power and authority herein after given to and conferred upon Beneficiary to collect and apply such rents, issues and profits.

For the purpose of securing (1) payment of the sum of $750,000.00 with interest thereon according to the terms of a promissory note or notes of even date herewith made by Trustor, payable to order of Beneficiary, and all extensions or renewals thereof; and (2) the performance of each agreement of Trustor incorporated herein by reference or contained herein; (3) payment of additional sums and interest thereon which may hereafter be loaned to Trustor, or to his successors or assigns, when evidenced by a promissory note or notes reciting that they are secured by this Deed of Trust.

To protect the security of this Deed of Trust, and with respect to the property above described, Trustor expressly makes each and all of the agreements, and adopts and agrees to perform and be bound by each and all of the terms and provisions set forth in subdivision A, and it is mutually agreed that each and all of the terms and provisions set forth in subdivision B of the fictitious Deed of Trust recorded in the office of each County Recorder in the State of Nevada on January 30, 1968, in the book and at the page thereof, or under the document or file number, noted below opposite the name of such county: namely:

COUNTY	BOOK	PAGE	DOC . NO.	COUNTY	BOOK	PAGE	DOC . NO.
Churchill	39 Mortgages	363	115384	Lincoln			45902
Clark	850 Off. Rec.		682747	Lyon	37 Off. Rec.	341	100661
Douglas	57 Off. Rec.	115	40050	Mineral	11 Off. Rec.	129	89073
Elko	92 Off. Rec.	652	35747	Nye	105 Off. Rec.	107	04823
Esmeralda	3-X Deeds	195	35922	Ormsby	72 Off. Rec.	249	32867
Eureka	22 Off. Rec.	138	45941	Pershing	11 Off. Rec.	249	66107
Humboldt	28 Off. Rec.	124	131075	Storey	"S" Mortgages	206	31506
Lander	24 Off. Rec.	168	50782	Washoe	300 Off. Rec.	517	107192
				White Pine	295 R.E. Records	258	

This instrument is delivered to the Recorder's Office as an accommodation for physical convenience only. It has not been examined as to its validity, execution, or its effect upon title, if any.

shall inure to and bind the parties hereto, with respect to the property above described. Said agreement, terms and provisions contained in said subdivision A and B, (identical in all counties, and printed on the reverse side hereof) are by the within reference thereto, incorporated herein and made a part of this Deed of Trust for all purposes as fully as if set forth at length herein, and Beneficiary may charge for a statement regarding the obligations secured hereby, provided the charge therefore does not exceed a reasonable amount.

The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address above set forth.

Trustor
MJ Holdings, Inc., a Nevada corporation

1/18/19

Paris Balaouras, Chief Executive Officer Date

Paris Balaouras

STATE OF Nevada
COUNTY OF Clark } ss:

This instrument was acknowledged before me on January 18th, 2019, by Paris Balaouras

NOTARY PUBLIC

SABRINA RENEE C. MAHMUD
NOTARY PUBLIC - STATE OF NEVADA
My Commission Expires: 11/8/2022
Certificate No: 18-4348-1

Sabrina Renee C. Mahmud
Exp: 11/8/2022
No: 18-4348-1

A. TO PROTECT THE SECURITY OF THIS DEED OF TRUST, TRUSTOR AGREES:

(1) To keep said property in good condition and repair; not to remove or demolish any building thereon; to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damaged or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor; to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon; not to commit or permit waste thereof; not to commit suffer or permit any act upon said property in violation of law; to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character or use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.

(2) Trustor covenants to keep all buildings that may now or at any time be on said property during the continuance of this trust in good repair and insured against loss by fire, with extended coverage endorsement, in a company or companies authorized to issue such insurance in the State of Nevada, and as may be approved by Beneficiary, for such sum or sums as shall equal the total indebtedness secured by this Deed of Trust and all obligations having priority over this Deed of Trust and shall be payable to Beneficiary to the amount of the unsatisfied obligation to Beneficiary hereby secured, and to deliver the policy to Beneficiary, or to collection agent of Beneficiary, and in default thereof, Beneficiary may procure such insurance and/or make such repairs, and expend for either of such purposes such sum or sums as Beneficiary shall deem proper.

(3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; and to pay all costs and expenses, including cost of evidence of title and attorney's fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Dead of Trust.

(4) To pay at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock, water rights and grazing privileges; when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto, and all costs, fees and expenses of this trust.

Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor, and without releasing Trustor from any obligation hereof, may: make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof; Beneficiary or Trustee being authorized to enter upon said property for such purposes; appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee; pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto; and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.

(5) To pay immediately and without demand all sums so expended by Beneficiary or Trustee, with interest from date of expenditure at ten per cent per annum.

B. IT IS MUTUALLY AGREED:

(1) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall be paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.

(2) That by accepting payment of any sum secured hereby after its due date, Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure so to pay.

(3) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may: reconvey any part of said property; consent to the making of any map or plat thereof; join in granting any easement thereon; or join in any extension agreement or any agreement subordinating the lien or charge hereof.

(4) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this deed and said note to Trustee for cancellation and retention or other disposition as Trustee in its sole discretion may choose, and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as "the person or persons legally entitled thereto".

(5) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues, and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney's fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.

(6) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be recorded. Beneficiary also shall deposit with Trustee this Deed of Trust, said note and all documents evidencing expenditures secured hereby.

After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law for the sale of real property under writ of execution, Trustee, without demand on Trustor, shall sell said property or any part thereof at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. In the event that any indebtedness secured hereby shall not have been fully satisfied by said sale, Trustee may give notice of sale of any property not previously noticed for sale in the manner set forth above and sell the same in the manner set forth above.

Trustee shall deliver to any purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.

After deducting all costs, fees and expenses of Trustee, including a reasonable fee for the attorney of Trustee, and of this trust, including cost evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of: all sums expended under the terms hereof, not then repaid, with accrued interest at ten per cent per annum; all other sums then secured hereby; and the remainder, if any, to the person or persons legally entitled thereto.

(7) That Beneficiary, or his assignee, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed and acknowledged and recorded in the office of the recorder of the county or counties where said property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where, or document or file number under which, this Deed of Trust is recorded, and the name and address of the new Trustee. If notice of default shall have been recorded, this power of substitution cannot be exercised until after the costs, fees and expenses of the then acting Trustee shall have been paid to such Trustee, who shall endorse receipt thereof upon such instrument of substitution. The procedure herein provided for substitution of Trustee shall be exclusive of all other provisions for substitution, statutory or otherwise.

(8) The following covenants: Nos. 1, 3, 4, (interest 10%) 5, 6, 8 and 9 of Nevada Revised Statutes 107.030, when not inconsistent with other covenants and provisions herein contained, are hereby adopted and made a part of this Deed of Trust.

(9) The rights and remedies hereby granted shall not exclude any other rights or remedies granted by law, and all rights and remedies granted hereunder or permitted by law shall be concurrent and cumulative. A violation of any of the covenants herein expressly set forth shall have the same effect as the violation of any covenant herein adopted by reference.

(10) It is expressly agreed that the trust created hereby is irrevocable by Trustor.

(11) That this Deed of Trust applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledges, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed of Trust, whenever the context so requires, the masculine gender includes the feminine and/or neuter, and the singular number includes the plural.

(12) That Trustee accepts this trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.

(13) Trustor agrees to pay any deficiency arising from any cause after application of the proceeds of the sale held in accordance with the provisions of the covenants hereinabove adopted by reference.

The undersigned Trustor requests that a copy of any notice of default and any notice of sale hereunder be mailed to him at his address hereinbefore set forth.

REQUEST FOR FULL RECONVEYANCE

TO TRUSTEE

The undersigned is the legal owner and holder of the note or notes, and of all other indebtedness secured by the foregoing Deed of Trust. Said note or notes, together with all other indebtedness secured by said Deed of Trust, have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel said note or notes above mentioned, and all other evidences of indebtedness secured by said Deed of Trust delivered to you herewith, together with the said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, all the estate now held by you under the same.

Dated ______________________________

____

____

STATE OF NEVADA
COUNTY OF NYE } ss:

This instrument was acknowledged before me on ______________________________, by ______________________________

____
NOTARY PUBLIC

Please mail Deed of Trust,
Note and Reconveyance to ______________________________

Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.

Escrow No.42042738 MS6

EXHIBIT A
LEGAL DESCRIPTION

Parcel 1: (APN: 019-181-02)

West Half (W ½) of the Northwest Quarter (NW ¼) and the West Half (W ½) of the Northeast Quarter (NE ¼) of the Northwest Quarter (NW ¼) of Section 27, Township 16 South, Range 49 East, M.D.M., Nevada.

Parcel 2: (APN: 019-751-04 through 019-751-07)

Parcels Two (2) through Five (5) Inclusive of Map of Division into Large Parcels recorded February 22, 2002 as File No. 530461 in the office of the County Recorder, Nye County, Nevada, being a division of the South Half (S ½) of the Northeast Quarter (NE ¼); The Northeast Quarter (NE ¼) of the Northeast Quarter (NE ¼) and the North Half (N ½) of the Southeast Quarter (NE ¼) of Section 28, Township 16 South, Range 49 East, M.D.M.